UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2004

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On December 28, 2004, SIRVA, Inc. (“SIRVA”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion of its purchase of the outstanding capital stock of Executive Relocation Corporation (“ERC”).  On March 11, 2005, SIRVA filed Amendment No. 1 to the Original 8-K on Form 8-K/A (the “Amended 8-K”) to include the financial statements required by Item 9.01(a) of Form 8-K.  The Original 8-K and the Amended 8-K are incorporated herein by reference. This second amendment is being filed to include the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(a)                               Financial Statements of Business Acquired.

Previously included in SIRVA’s Current Report on Form 8-K filed on March 11, 2005.

(b)                               Pro Forma Financial Information.

The pro forma financial information for SIRVA as of December 31, 2004 is included on pages F-1 through F-3 of this Current Report on Form 8-K.

(c)                                Shell Company Transactions.

Not applicable.

(d)                               Exhibits.

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: March 23, 2006

	By:	/s/ ERYK J. SPYTEK
	Name:	Eryk J. Spytek
	Title:	Senior Vice President, General Counsel & Secretary

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SIRVA, INC.

Introduction to the Pro Forma Consolidated Statement of Operations

The following unaudited pro forma consolidated financial statement has been prepared from the historical consolidated financial statements of SIRVA, Inc. (the “Company”). The ERC column in the following unaudited pro forma consolidated financial statement reflects the historical financial statements of ERC for the year ended December 31, 2004.

The unaudited pro forma consolidated statement of operations has been adjusted to reflect the ERC acquisition as described under Item 2 in the Company’s 8-K dated December 28, 2004. The unaudited pro forma consolidated statement of operations assumes that the ERC acquisition occurred as of January 1, 2004. The ERC acquisition is reflected in the Company’s consolidated balance sheet at December 31, 2004, the most recent period for which a consolidated balance sheet was required. Accordingly, a pro forma balance sheet is not required and is not included herein. In the opinion of management, all adjustments to present fairly the unaudited pro forma consolidated statement of operations have been made.

The unaudited pro forma statement of operations should be read in conjunction with the Company’s historical consolidated financial statements including the notes thereto, set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and ERC’s historical  financial statements and notes thereto included in the Company’s 8-K/A dated March 11, 2005. The unaudited pro forma consolidated statement of operations is not necessarily indicative of the results that would have occurred had the purchase been made at the beginning of the period presented, nor do they purport to indicate the results of the future operations of the Company.

SIRVA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

	As Reported		Pro Forma		Pro Forma
(In millions, except per share amounts)	SIRVA, Inc.	ERC	Adjustments		SIRVA, Inc.

Operating revenues:
Service revenue	$2,243.0	$28.7	$—		$2,271.7
Home sale revenue	1,227.3	—	—		1,227.3

Total operating revenues	3,470.3	28.7	—		3,499.0

Direct expenses
Purchased transportation expense	1,214.9	—	—		1,214.9
Cost of homes sold	1,232.3	—	—		1,232.3
Other direct expense	602.4	11.1	—		613.5
Total direct expenses	3,049.6	11.1	—		3,060.7

Gross margin	420.7	17.6	—		438.3

General and administrative expense	350.0	3.4	—		353.4
Intangibles amortization	8.4	—	5.6	(a)	14.0
Impairments and other charges	70.2	—	—		70.2
Curtailment and other gains	(7.0)	—	—		(7.0)
Restructuring expense	2.8	—	—		2.8
Operating income (loss) from continuing operations	(3.7)	14.2	(5.6)		4.9

Other income, net	0.6	—	—		0.6
Debt extinguishment expense	1.8	—	—		1.8
Interest expense, net	25.4	1.5	1.7	(b)	28.6
Income (loss) from continuing operations before income taxes	(30.3)	12.7	(7.3)		(24.9)
Provision (benefit) for income taxes	5.0	5.0	(2.9	)(c)	7.1

Income (loss) from continuing operations	$(35.3)	$7.7	$(4.4)		$(32.0)

Basic and diluted loss per share–continuing operations	$(0.49)				$(0.44)

Average number of basic and diluted shares outstanding	72.1				72.1

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Note 1. Pro Forma Statement of Operations

The pro forma adjustments to the accompanying financial information for the year ended December 31, 2004 are described below:

(a) The amount represents the full year amortization of intangibles with finite lives for ERC which resulted from the purchase accounting adjustments.  The intangibles with finite lives are as follows:

(In millions)

Asset Description	Amount	Useful Life
Customer relationships	$28.2	11 years
Covenant not to compete	$0.7	1-2 years

(b) To remove the interest expense recorded on the ERC income statement and to reflect interest expense that would have been incurred by SIRVA, Inc. resulting from $100.5 million of incremental borrowings to fund the acquisition.  The term loan was used for $75.0 million and the remaining $25.5 million was borrowed utilizing the revolving credit facility. The Company used an effective interest rate of 3.2%, which approximated the weighted average interest rate at the date of acquisition. If there was a 0.125% variance in the effective interest rate, the impact on income from continuing operations would not be significant.

(c) To record the estimated income tax expense impacts related to the pro forma adjustments (a) and (b) above and the inclusion of ERC at the combined federal and state effective tax rate of 39.4%.

Note 2. Allocation of Purchase Price

The Company’s acquisition of ERC was accounted for as a purchase. Assets and liabilities have been recorded at estimated fair value based on the following allocation of the purchase price. The Company identified intangible assets with finite lives totaling $28.9 million, which are being amortized over their useful lives of 1 to 11 years. Goodwill of $75.4 million is not amortized.

(In millions)

Purchase price	$100.0
Other transaction-related costs	0.5
Total investment	100.5

Tangible assets acquired	154.1
Intangible assets acquired	28.9
Liabilities assumed	157.9
Net assets acquired	25.1

Goodwill	$75.4